SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14 a-11(c) or ss. 240.14a-12


                            SMITH-MIDLAND CORPORATION
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       (1)    Title of each class of securities to which transaction applies:

              .................................................................
       (2)    Aggregate number of securities to which transaction applies:

              .................................................................
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee was calculated and state how it was determined):

              .................................................................
       (4)    Proposed maximum aggregate value of transaction:

              .................................................................
       (5)    Total fee paid:

              .................................................................
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)    Amount Previously Paid:
            .......................................
     (2)    Form, Schedule or Registration Statement No.:
            .......................................
     (3)    Filing Party:
            .......................................
     (4)    Date Filed:
            .........................................

                            SMITH-MIDLAND CORPORATION
                                    ROUTE 28
                             MIDLAND, VIRGINIA 22728

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION (the "Corporation"), a Delaware corporation, will be held on Thursday, June 18, 1998 at 7:00 p.m. at Fauquier Springs Country Club, located at 9236 Tournament Drive, Warrenton, Virginia 20186 for the following purposes:

     1. To elect five (5) members of the Board of Directors, each of whom is currently serving as a Director of the Corporation;

     2. To ratify and approve the engagement of BDO Seidman, LLP as independent auditors for the Corporation for the fiscal year ending December 31, 1998; and

     3. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 20, 1998 as the record date for the determination of Stockholders entitled to notice of and vote at the Annual Meeting and any adjournment or adjournments thereof.

     We hope that all Stockholders will be able to attend the Annual Meeting in person. In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Annual Meeting. A postage-prepaid envelope, addressed to American Securities Transfer, Incorporated, the Corporation's transfer agent and registrar, has been enclosed for your convenience. If you attend the Annual Meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.



                                    By Order of the Board of Directors

                                    /s/ Rodney I. Smith

                                    Rodney I. Smith
                                    President




  Midland, Virginia
  May 20, 1998

                            SMITH-MIDLAND CORPORATION
                                    ROUTE 28
                             MIDLAND, VIRGINIA 22728


                                 PROXY STATEMENT


                                  May 20, 1998

         The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the "Corporation") for use at the Annual Meeting of Stockholders to be held on Thursday, June 18, 1998 at 7:00 p.m. at Fauquier Springs Country Club, located at 9236 Tournament Drive, Warrenton, Virginia 20186 and at any adjournment or adjournments thereof.

         Stockholders of record at the close of business on May 20, 1998 will be entitled to vote at the Annual Meeting or any adjournment thereof. On or about that date, 3,085,718 shares of the Corporation's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. The Corporation has no other outstanding voting securities.

         Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the shares outstanding. Directors will be elected by plurality vote. Other proposals to be voted upon by the Stockholders of the Corporation require the votes of a majority of shares of Common Stock present at the Annual Meeting for passage. Abstentions and broker non-votes (the latter of which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to Stockholders, whereas broker non-votes are not counted for purposes of determining whether stockholder approval for a proposal has been obtained.

THE NOMINATED DIRECTORS AND OFFICERS OF THE CORPORATION AS A GROUP OWN OR MAY BE DEEMED TO CONTROL 938,715 SHARES OF COMMON STOCK, CONSTITUTING APPROXIMATELY 31% OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE CORPORATION. EACH OF THE NOMINATED DIRECTORS AND OFFICERS HAS INDICATED HIS INTENT TO VOTE ALL SHARES OF COMMON STOCK OWNED OR CONTROLLED BY HIM IN FAVOR OF EACH ITEM SET FORTH HEREIN.

         Execution of a proxy will not in any way affect a Stockholder's right to attend the Annual Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Annual Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein. In the absence of a special choice, shares will be voted in favor of the election of Directors of those persons named in this Proxy Statement and in favor of all other items set forth herein.

         The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

         An Annual Report, containing the Corporation's audited financial statements for its fiscal years ended December 31, 1997 ("Fiscal 1997") and December 31, 1996 ("Fiscal 1996") is being mailed to all stockholders entitled to vote. This Proxy Statement and the accompanying proxy were first mailed to Stockholders on or about May 22, 1998.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         Five directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Corporation is elected for a period of one year at the Corporation's Annual Meeting of Stockholders and serves until his successor is duly elected by the stockholders. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the direction of the Board of Directors.

         Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

         The following table sets forth the year each Director and executive officer was elected a Director or executive officer and the age, positions and offices presently held by each Director and executive officer with the
Corporation:

                                                     Director or
                                                     Executive
         Name                           Age          Officer Since          Position
         ----                           ---          -------------          --------
         Rodney I. Smith                59              1970                Chief Executive Officer, President and
                                                                            Chairman of the Board of Directors

         Ashley Smith                   35              1994                Vice President of Sales and Marketing and
                                                                            Director

         Wesley A. Taylor               50              1994                Vice President of Administration and
                                                                            Director

         Andrew Kavounis                72              1995                Director

         Bernard R. Patriacca           54              1995                Director

         Robert V. McElhinney           53              1997                Vice President of Finance and Chief Financial
                                                                            Officer

Background

     The following is a brief summary of the background of each Director and executive officer of the Corporation:

Rodney I. Smith. Chairman of the Board of Directors, Chief Executive Officer and President. Rodney I. Smith co-founded the Corporation in 1960 and became its President and Chief Executive Officer in 1965. He has served on the Board of Directors and has been its Chairman since 1970. Mr. Smith is the principal developer and inventor of the Corporation's proprietary and patented products. Mr. Smith is the past President of the National Precast Concrete Association. Mr. Smith has served on the Board of Trustees of Bridgewater College in Bridgewater, Virginia since 1986.

Ashley Smith. Vice President of Sales and Marketing and Director. Mr. Smith has served as Vice President of Sales and Marketing of the Corporation since 1990 and as a Director since December 1994. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College.

Wesley A. Taylor. Vice President of Administration and Director. Wesley Taylor has served as Vice President of Administration of the Corporation since 1989 and as a Director since December 1994, and previously held positions as Controller and Director of Personnel and Administration. Mr. Taylor holds a Bachelor of Arts degree from Northwestern State University.

Andrew Kavounis. Director. Mr. Kavounis has served as a Director of the Corporation since December 1995. Mr. Kavounis has been the President of Core Development Co., Inc., a privately held construction and development concern, since 1991. From 1989 to 1991, Mr. Kavounis was the Executive Vice President of the Leadership Group, a Maryland based builder and developer. Prior to that time, Mr. Kavounis spent 37 years as an executive at assorted construction and development companies, which included a position as the National Vice President of Ryland Homes, a privately held company, in which capacity he was directly responsible for the construction of 17,000 homes annually, nationwide. Mr. Kavounis received a Bachelor of Science degree in Chemical Engineering from Presbyterian College, a Bachelor of Science degree in Civil and Mechanical
Engineering from Wofford College, and a Master's degree in Business Administration from the University of South Carolina.

Bernard R. Patriacca. Director. Mr. Patriacca has served as a Director of the Corporation since December 1995. Since November 1997, Mr. Patriacca has served as the Vice President Controller for Summit Technologies, Inc., a company which develops, manufactures and markets ophthalmic laser systems. From May 1994 to October 1997, Mr. Patriacca served as Vice President and was the co-founder of Errands Etc., Inc., a privately held business providing personal services. From January 1994 to May 1994, he served as the Vice President of Finance and Administration for Sky Rock Services Corp., a privately held service business. From 1992 through March 1993, Mr. Patriacca served as the Chief Financial Officer for Boston Coach, a privately held limousine service company. From 1991 to 1992 and from March 1993 to January 1994, Mr. Patriacca served as an independent financial consultant. Mr. Patriacca served from 1973 to 1991 in various capacities, including as Senior Vice President and Chief Financial Officer for Dunkin' Donuts Incorporated, a privately held food service company. Since April 1997, Mr. Patriacca has served as a director of Video Update, Inc., a publicly traded chain of retail video stores. Since January 1992, Mr. Patriacca has served as a director of ENCON Systems, Inc., a publicly traded full-service energy management company. Mr. Patriacca received a Bachelor of Science degree in Accounting from Northeastern University and a Master's degree in Financing/Accounting from Northeastern University, and he is a Certified Public Accountant.

Robert V. McElhinney. Vice President of Finance and Chief Financial Officer. Mr. McElhinney was appointed as Vice President of Finance and Chief Financial Officer in August 1997. From 1995 to 1997, he was the Chief Financial Officer and General Manager of ABC Photo & Imaging Services in Manassas, Virginia. From 1993 to 1995, Mr. McElhinney served as the Director of Finance and Corporate Secretary of Ten Hoeve Bros., Inc of Carlstadt, New Jersey where he oversaw 13 corporate branches. Mr. McElhinney was the Controller at Rutgers Express, Inc. from 1991 to 1993 and from 1980 to 1991 he served as the Chief Financial Officer and General Manager of National Roofing, Inc. of Millington, New Jersey. Mr. McElhinney received his Bachelor of Arts degree in Accounting from Rutgers University and his Master's degree in Accounting from Thomas Edison College.

Compliance with Section 16(A)

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Section 16(a)"), requires executive officers and Directors and persons who beneficially own more than ten percent (10%) of the Corporation's Common Stock to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 with the Securities and Exchange Commission (the "Commission") and any national securities exchange on which the Corporation's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by the Commission's regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

         Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the executive officers and Directors, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were satisfied, except for the Form 3 filing due for Mr. Wesley Taylor upon the grant of stock options which was filed May 4, 1998, the Form 4 filings due for Mr. Ashley Smith due upon the purchase of 850 shares of common stock and the grant of stock options which were filed May 4, 1998 and the Form 4 filing due for Mr. Rodney Smith due upon the purchase of 4,000 shares of common stock which was filed May 4, 1998.

Committees of the Board -- Board Meetings

         The Board of Directors established both an Audit Committee and a Compensation Committee on July 31, 1996. Bernard R. Patriacca, Andrew Kavounis, Wesley A. Taylor and Ashley Smith are the members of the Audit Committee. The purposes of the Audit Committee are to: (i) review the Corporation's financial results and recommend the selection of the Corporation's independent auditors;
(ii) review the effectiveness of the Corporation's accounting policies and practices, financial reporting and internal controls; and (iii) review the scope of independent audit coverage, the fees charged by the independent auditors, any transactions which may involve a potential conflict of interest and internal control systems. The Audit Committee did not meet during Fiscal 1997; rather, these matters were addressed by the Board of Directors as a whole.

         The Compensation Committee consists of Bernard Patriacca, Andrew Kavounis and Wesley Taylor. The Compensation Committee was established to set and administer the policies that govern annual compensation for the Corporation's executives. Following review and approval by the Compensation Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval. The
Compensation Committee negotiates and approves compensation arrangements for officers, employees, consultants and directors of the Corporation, including, but not limited to, the grant of options to purchase the Corporation's Common Stock pursuant to the Corporation's 1994 Stock Option Plan or other plans which may be established. The Compensation Committee did not meet during Fiscal 1997; rather, these matters were addressed by the Board of Directors as a whole.

         The Corporation does not have a standing nominating committee or a committee performing similar functions.

         The Board of Directors formally met three times during Fiscal 1997 and also met informally on a number of occasions, voting on corporate actions by written consent. All of the Corporation's directors attended all of the meetings of the Board of Directors in Fiscal 1997 either in person or by telephone.

         With the exception of Rodney I. Smith and Ashley Smith, who are father and son, respectively, no Director or executive officer of the Corporation is related by blood, marriage, or adoption to any of the Corporation's other Directors or executive officers.

Certain Relationships and Related Transactions

         The Corporation currently leases approximately three and a half acres of its Midland, Virginia property from Mr. Rodney I. Smith, as additional storage space for the Corporation's finished work product. The lease provides for a term that automatically renews on December 31 of each year, unless otherwise canceled by either party. The lease provides for an annual rent of $6,000.

         The Corporation holds an unsecured note receivable ("note") from Mr. Rodney I. Smith with interest accruing at a rate of 6% per annum. In 1996, the amount due was reduced by $102,300 from approximately $659,000 to $556,700 when the Corporation purchased 40,920 shares of the Corporation's Common Stock from Mr. Smith. Of the $102,300 reduction, $42,300 was applied to interest accrued and $60,000 was applied to reduce the principal amount due. As of December 31, 1997, the amount due on the note was $632,472, plus interest accruing at a rate of 6% per annum. On December 31, 1997, the terms of the note were changed to call for annual payments of $45,948 beginning on December 31, 1998, and continuing through maturity on December 31, 2002. Total interest income on this note was approximately $39,500 and $42,300 for the years ended December 31, 1997 and 1996, respectively.

         Mr. Rodney I. Smith has personally guaranteed approximately $3,900,000 of the Corporation's indebtedness to various lenders.

         The Corporation believes that the above arrangements are on terms at least as favorable as could be obtained from unaffiliated parties. All future transactions or loans between the Corporation and its officers, directors or five percent shareholders will be on terms no less favorable than could be obtained from independent third parties.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth, as of March 26, 1998, certain information concerning ownership of the Corporation's Common Stock by (i) each person known by the Corporation to own of record or be the beneficial owner of more than five percent (5%) of the Corporation's Common Stock, (ii) each of the Corporation's Directors and Director nominees and executive officers, and (iii) all Directors and executive officers as a group. Except as otherwise indicated, the Stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                                                          Number of Shares
              Name and Address of                         Percentage of                              Percentage
              Beneficial Owner(1)                         Beneficially Owned(2)                      of Class
              -------------------                         ---------------------                      --------
              Rodney I. Smith(3)(4)(5).................         843,298                                27.70
              Robert M. Rubin(6).......................         230,000                                 7.55
              Ashley Smith(3)(4)(7)....................          92,717                                 3.04
              Wesley A. Taylor(8)......................           2,700                                 0.09
              Andrew Kavounis..........................            -0-                                   -0-
              Bernard R. Patriacca.....................            -0-                                   -0-
              Robert V. McElhinney.....................            -0-                                   -0-
              All directors and officers as a group....         938,715                                30.83
              (6 persons)(2)(3)(4)(5)(6)(7)(8)

-----------------

(1) The address for each of Messrs. Rodney I. Smith, Ashley Smith, Taylor, Kavounis, Patriacca, and McElhinney is c/o Smith-Midland Corporation, Route 28, Midland, Virginia 22728. The address for Mr. Rubin is 6060 Kings Gate Circle, Dealany Beach, Florida 33486.

(2) Pursuant to the rules and regulations of the Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Rodney I. Smith and Ashley Smith are father and son, respectively. Each of Rodney I. Smith and Ashley Smith disclaims beneficial ownership of the other's shares of Common Stock.

(4) Does not include an aggregate of 116,958 shares of Common Stock held by Jeremy Smith, Matthew Smith, and Roderick Smith, sons of Rodney I. Smith, and brothers of Ashley Smith, and 112,713 shares held by Merry Robin Bachetti, sister of Rodney I. Smith and aunt of Ashley Smith, for which each of Rodney I. Smith and Ashley Smith disclaims beneficial ownership.

(5) Includes 100,000 shares of Common Stock that have been deposited into an irrevocable trust (the "Trust") for the benefit of Hazel Smith, the income beneficiary of the Trust and former wife of Rodney I. Smith, and Mr. Smith's children. Mr. Smith is the trustee of the Trust and, as such, may vote the shares as he deems fit. Includes 230,000 shares of Common Stock held by Mr. Robert M. Rubin which Mr. Smith holds an irrevocable proxy to vote as Mr. Smith deems fit, subject to certain limitations. This proxy expires on the first to occur of: (i) ten years from the date of the proxy; or (ii) the sale by Mr. Rubin of the shares of Common Stock subject to the proxy. The 230,000 shares of Common Stock held by Mr. Rubin were accounted for in calculating both Mr. Smith's and Mr. Rubin's beneficial ownership.

(6) Mr. Smith holds an irrevocable proxy to vote the 230,000 shares of Common Stock held by Mr. Rubin. This proxy expires on the first to occur of: (i) ten years from the date of the proxy; or (ii) the sale by Mr. Rubin of the shares of Common Stock subject to the proxy. The 230,000 shares of Common Stock held by Mr. Rubin were accounted for in calculating both Mr. Smith's and Mr. Rubin's beneficial ownership.

(7) Includes options to purchase 3,100 shares of Common Stock of the Corporation exercisable at $1.00 per share.

(8) Includes options to purchase 2,700 shares of Common Stock of the Corporation exercisable at $1.00 per share.

                     COMPENSATION OF OFFICERS AND DIRECTORS

Executive Officers' Compensation

         The following table sets forth the compensation paid by the Corporation for services rendered for the last three completed fiscal years to the executive officers of the Corporation whose cash compensation exceeded $100,000 during that year:

                                         Annual Compensation                        Long Term Compensation
                                  ----------------------------------       --------------------------------------
                                                                             Awards              Payouts
                                                                           ----------     -----------------------
        (a)              (b)         (c)         (d)           (e)            (f)            (g)           (h)            (i)
     --------           ----      --------     ------        -------       ----------     --------        -------       -------
                                                              Other                                                       All
                                                             Annual        Restricted                                    Other
     Name and                                                Compen-         Stock        Options/         LTIP         Compen-
     Principal                                               sation          Awards         SARs          Payouts       sation
     Position           Year      Salary $     Bonus$           $              $             (#)             $             $
     --------           ----      --------     ------        -------       ----------     --------        -------       -------
Rodney I. Smith,        1997       170,503     81,500           -              -              -              -             -
President, Chief        1996       175,000        -             -              -              -              -         5,028(1)
Executive Officer       1995        84,675        -             -              -              -              -             -
and Chairman of
the Board.

(1) Mr. Smith received approximately $419 per month from the Corporation to cover automobile and dining expenses.

Compensation of Directors

     All non-employee Directors receive $500 per meeting as compensation for their services as Directors and are reimbursed for expenses incurred in connection with the performance of their duties.

Employment Agreements

     The Corporation has entered into an employment agreement with Mr. Rodney I. Smith, which provides for an annual base salary of $175,000. The present term of the agreement continues until December 31, 1999, and is thereafter automatically renewed for successive one-year periods unless Mr. Smith or the Corporation gives the other party three months prior written notice of non-renewal. Bonuses and salary increases may be granted by the Compensation Committee of the Board of Directors, as it so determines from time to time. Mr. Smith also is entitled to receive benefits offered to the Corporation's employees generally. If terminated without cause, Mr. Smith is entitled to receive as severance pay an amount equal to twenty-four (24) months of his base salary, less taxes, other required withholdings and any amounts owed to the Corporation, payable in accordance with the Corporation's standard payroll procedures. In addition, the employment agreement precludes Mr. Smith from competing with the Corporation during his employment and for at least one year thereafter, and from disclosing confidential information. The Corporation is the owner of and the beneficiary of three key person life insurance policies on Mr. Smith totaling approximately $1,400,000.

                           PRICE RANGE OF COMMON STOCK

     Since December 13, 1995, the Corporation's Common Stock and Redeemable Warrants has traded on the National Association of Securities Dealers Automated Quotation System SmallCap Market System ("NASDAQ") under the symbols "SMID" and "SMIDW," respectively, and on the Boston Stock Exchange under the symbols "SMM" and "SMM/W," respectively. On May 15, 1998, the closing bid and ask prices for the Common Stock as reported by NASDAQ were 1 15/32 and 1 17/32, respectively.

As of May 20, 1998, the Corporation had 68 holders of record of its Common Stock. Management believes that there are approximately 501 beneficial owners of its Common Stock.

     For the periods indicated, the following table sets forth the high and low closing sale prices for the Common Stock of the Corporation as reported by NASDAQ. Such quotations represent interdealer quotations without adjustment for retail markups, markdowns or commissions and may not represent actual transactions.

                                                        Sale
                                                  High             Low
                                                  ----             ---
         1996
         First Quarter                          $6 17/32         $4 19/32
         Second Quarter                         $6 5/8           $5 1/4
         Third Quarter                          $6 5/8           $3 1/4
         Fourth Quarter                         $3 5/8           $1

         1997
         First Quarter                          $2 1/8           $1
         Second Quarter                         $1 3/8           $  11/16
         Third Quarter                          $1 15/32         $  9/16
         Fourth Quarter                         $1 3/16          $  3/4

         1998
         First Quarter                          $1 5/8           $  3/4

     The Corporation is currently being reviewed for compliance with the Nasdaq SmallCap Market eligibility requirements. As of December 31, 1997, the Corporation was in compliance with all current applicable requirements and the Corporation believes that it will continue to meet all current requirements.

                                 DIVIDEND POLICY

     The Corporation has not paid dividends on its Common Stock since its inception and has no intention of paying any dividends in the foreseeable future. The Corporation intends to reinvest future earnings, if any, in the development and expansion of its business. Any declaration of dividends will be at the election of the Board of Directors and will depend upon the earnings, capital requirements and financial position of the Corporation, general economic conditions, requirements of any bank lending arrangements which may then be in place, and other pertinent factors.

     The Corporation's current bank loan arrangements with Riggs Bank N.A. ("Riggs") prohibit the payment of dividends on the Corporation's stock without the prior written consent of Riggs, unless such dividends are payable in stock of the Corporation.

                                 PROPOSAL NO. 2

                 ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

     The persons named in the enclosed proxy will vote to ratify the selection of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 1998 unless otherwise directed by the Stockholders. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting, and will have the opportunity to make a statement and answer questions from Stockholders if he or she so desires.

                                VOTING AT MEETING

     The Board of Directors has fixed May 20, 1998 as the record date for the determination of Stockholders entitled to vote at this meeting. On or about that date, 3,085,718 shares of Common Stock were outstanding and entitled to vote.

                             SOLICITATION OF PROXIES

     The cost of solicitation of proxies will be borne by the Corporation. In addition to the solicitation of proxies by mail, officers and employees of the Corporation may solicit in person or by telephone. The Corporation may reimburse brokers or persons holding stock in their names, or in the names of their nominees, for their expense in sending proxies and proxy material to beneficial owners.

                               REVOCATION OF PROXY

     Subject to the terms and conditions set forth herein, all proxies received by the Corporation will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Annual Meeting, the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

                              STOCKHOLDER PROPOSALS

     In order to be included in proxy material for the 1999 Annual Meeting, tentatively scheduled for June 8, 1999, Stockholders' proposed resolutions must be received by the Corporation no later than March 31, 1999. The Corporation suggests that proponents submit their proposals by certified mail, return receipt requested, addressed to the President of the Corporation.

                                  ANNUAL REPORT

THE CORPORATION IS PROVIDING TO EACH STOCKHOLDER,  WITHOUT CHARGE, A COPY OF THE
CORPORATION'S  ANNUAL  REPORT,   INCLUDING  THE  FINANCIAL  STATEMENTS  FOR  THE
CORPORATION'S MOST RECENT FISCAL YEAR ENDED DECEMBER 31, 1997.

                                  MISCELLANEOUS

     The management does not know of any other matter which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.





                                          By Order of the Board of Directors

                                          /s/ Rodney I. Smith

                                          Rodney I. Smith
                                          President


Midland, Virginia
May 20, 1998



THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                           SMITH-MIDLAND CORPORATION
                            PROXY FOR ANNUAL MEETING
                          TO BE HELD ON JUNE 18, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The  undersigned  hereby  appoints  Rodney I.  Smith  with  full  power of substitution  to vote for and on behalf of the undersigned at the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND  CORPORATION,  to be held at
Fauquier  Springs  Country Club,  located at 9236 Tournament  Drive,  Warrenton,
Virginia 20186, on Thursday,  June 18, 1998 at 7:00 p.m., and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned  would be entitled to vote and act if personally  present.  The undersigned hereby directs the said
Rodney I. Smith to vote in accordance with his judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:
                   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.
(1)  Proposal to elect five (5) members  [ ] FOR all nominees listed       [ ] WITHHOLD AUTHORITY
     of the Board of Directors of the        below (except as marked           to vote for all
     Company.                                to the contrary below)            nominees listed below

INSTRUCTION: To withhold authority for any individual nominee STRIKE such nominee's name from the list below.
             Rodney I. Smith, Ashley Smith, Wesley Taylor, Andrew Kavounis, Bernard R. Patriacca

(2)  [ ] FOR [ ] AGAINST [ ] ABSTAIN    Proposal to ratify and approve the  selection  of BDO  Seidman,  LLP as the independent  accountants of the Company for the fiscal year ending December
                                        31, 1998.

                                MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

(3)  In his discretion to transact such other  business as may properly come before the meeting or any  adjournment of adjournments  thereof. The shares represented by this proxy will be voted for and in favor of the items set forth above unless a contrary specification is made.

Dated:
      ------------------------------------------------


      ------------------------------------------------
                         Signature

      ------------------------------------------------
                 Signature if held jointly

      ------------------------------------------------
                       Printed Name

      ------------------------------------------------
                          Address

Please MARK, DATE, SIGN AND RETURN the proxy card promptly using the enclosed envelope. Please sign exactly as the name appears below. NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority, if a corporation, please sign in full corporate name by an authorized officer and indicate the signer's office. If a partnership, sign in the partnership name by authorized person.